NOTE 4 - RELATED PARTY: Schedule of Debt (Tables)	Jun. 30, 2023
June 30, 2023
Schedule of Debt

Note	Issuance Date	Maturity Date	Interest Rate	Original Principal Amount	Balance at June 30, 2023	Balance at December 31, 2022
Unsecured debt A	March 2019, March and June 2020	No due date	0%	$ 866	$ 866	$ 866
Total notes payable				$ 866	$ 866	$ 866
Debt discount and deferred financing costs				-	-	-
Total notes payable, net				$ 866	$ 866	$ 866